UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2013

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377

 (Address of principal executive offices) (zip code)

(248) 946-3000

(Registrant’s telephone number, including area code)

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Pursuant to the terms and conditions of the Underwriting Agreement, dated as of June 26, 2013 (the “Underwriting Agreement”), between ITC Holdings Corp. (the “Company”) and Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, the Company issued, on July 3, 2013, $250.0 million aggregate principal amount of its 4.05% Senior Notes due 2023 (the “2023 Notes”) and $300.0 million aggregate principal amount of its 5.30% Senior Notes due 2043 (the “2043 Notes” and, together with the 2023 Notes, the “Notes”). The Notes were issued under the First Supplemental Indenture, dated as of July 3, 2013, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), to the Indenture, dated as of April 18, 2013, between the Company and the Trustee.

A copy of each of the Supplemental Indenture, the form of 2023 Note and the form of 2043 Note is filed as an exhibit hereto and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

On July 3, 2013, in connection with the issuance of the Notes, the Company repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment, under the Term Loan Credit Agreement, dated as of August 23, 2012, among the Company and the various financial institutions and other persons from time to time parties thereto as lenders, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, J.P. Morgan Securities LLC, Barclays Bank PLC, Deutsche Bank Securities, Inc. and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners, Barclays Bank PLC and Deutsche Bank Securities, Inc., as syndication agents and Wells Fargo Bank, National Association, as documentation agent.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

The disclosures set forth in Item 1.01 pertaining to the Notes are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of July 3, 2013 between the Company and the Trustee

4.2	Form of 4.05% Senior Note due 2023 (included in Exhibit 4.1 hereto)

4.3	Form of 5.30% Senior Note due 2043 (included in Exhibit 4.1 hereto)

5.1	Opinion of Dykema Gossett PLLC

23.1	Consent of Dykema Gossett PLLC (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.

Date: July 3, 2013	By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of July 3, 2013 between the Company and the Trustee

4.2	Form of 4.05% Senior Note due 2023 (included in Exhibit 4.1 hereto)

4.3	Form of 5.30% Senior Note due 2043 (included in Exhibit 4.1 hereto)

5.1	Opinion of Dykema Gossett PLLC

23.1	Consent of Dykema Gossett PLLC (included in Exhibit 5.1)